UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 5, 2009
Date of Report (date of earliest event reported)

Ironstone Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-12346	95-2829956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Pier 1, Bay 3 San Francisco, California 94111
(Address of principal executive offices)

(415) 551-3260
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Explanatory Note

On January 6, 2009, Ironstone Group Inc. (the “Company’) filed a Current Report on Form 8-K to report the dismissal of J. H. Cohn LLP as the Company’s independent registered public accounting firm and the retention in its place of Madsen & Associates CPA, Inc.. The Company files this Current Report on Form 8-K/A to furnish a copy of the letter from J. H. Cohn LLP addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the disclosure in the Company’s Current Report on Form 8-K filed with the SEC on January 6, 2009.

Item 4.01       Changes in Registrant’s Certifying Account.

Attached as Exhibit 16.1 is a letter from J. H. Cohn addressed to the SEC stating whether it agrees with the disclosure in the Company’s Current Report on Form 8-K filed on January 5, 2009. The Registrant received this letter on January 8, 2009.

Item 9.01

(d) Exhibits

Exhibit 16.1 - Letter from J.H.Cohn addressed to the SEC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2009		IRONSTONE GROUP, INC.

	By:	/s/ Quock Fong
Quock Fong Chief Financial Officer (Principal Financial Officer and Accounting Officer)

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